SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 on 15 (d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event
reported)     June 30, 1999


All-State Properties L.P.
        (Exact name of Registrant as specified in its charter)


Delaware
______________________________________________________________________
_
            (State or other jurisdiction of incorporation)


        0-12895                                    59-2399204
________________________           ___________________________________
(Commission File Number)            (IRS Employer Identification No.)



    5500 NW 69 Avenue               Lauderhill, Florida 33319
                (Address of principal executive offices)



        P.O. Box 5524, Fort Lauderdale, Florida 33310-5524
                              (Mailing Address)










Page 1 of 3


Item 5. Other Events

Reference is made to Form 8-K filed October 13, 1997, Form 8-K filed September 25, 1996, Form 8-K filed September 15, 1995, Form 8K filed September 21, 1994, Form 8-K filed September 24, 1993; to Form 8-K filed September 24, 1992 ; to Form 8-K filed October 31, 1991; and to Form 8-k filed October 19, 1990, as amended by Form 8 filed November 15, 1990.


The Registrant's cash flow is still insufficient to compensate independent auditors for the preparation of audited financial statements for the period ended June 30, 1999. The Registrant is currently preparing unaudited financial statements for the period ended June 30, 1999, as it did for the period ended June 30, 1998, June 30, 1997, June 30, 1996, June 30, 1995, June 30, 1994, June
30, 1993, June 30, 1992, June 30, 1991 and June 30, 1990.

These financial statements will be filed as part of Form 10-K, which Registrant expects to file by October 31, 1999.
Registrant expects to obtain audited financial statements at a later date when circumstances permit.

Item 7. Financial Statements and Exhibits
(c) Exhibits - Form 8-K filed October 13, 1997, Form 8-K filed September 25, 1996, Form 8-K filed September 15, 1995, Form 8-K filed September 21, 1994, Form 8-K filed September 24, 1993, Form 8-K filed September 24, 1992, Form 8-K filed October 31, 1991 and Form 8-K filed October 19, 1990, as amended by Form 8 filed November 15, 1990 - incorporated by reference.
-2-








SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALL-STATE PROPERTIES L.P.



                                      By: ________________________
                                            STANLEY R. ROSENTHAL
                                              GENERAL PARTNER


Dated: October 8, 1999


























-3-